UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:      811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005

(Address of principal executive offices) (Zipcode)

Thomas B. Winmill, President

11 Hanover Square

New York, NY 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/08 - 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

GLOBAL INCOME FUND

ANNUAL REPORT
December 31, 2008

Ticker Symbol:

GIFD

11 Hanover Square
New York, NY 10005

www.globalincomefund.net

COUNTRY ALLOCATION*

South Korea, 1.69%
Hungary, 2.37%
Cyprus, 2.68%
Germany, 2.71%
Mexico, 3.73%
Sweden, 5.16%
Austria, 5.43%
Australia, 7.51%
United Kingdom, 8.83%
France, 10.43%
Canada, 11.58%
Netherlands, 17.99%
United States, 28.06%

PORTFOLIO ANALYSIS®

Currency Allocation

Euros	49%
U.S. Dollar**	42%
Australian Dollar	10%
Canadian Dollar	4%
British Pound	3%
108%

Bond Ratings

AAA	26%
AA	23%
A	23%
BBB	8%
<BBB	1%
NR	0%
Other investments	27%
108%

*	Country allocation and portfolio analysis use approximate percentages of total net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. NR means “not rated.”

**	May include allocation to closed end funds with foreign currency allocations.

GLOBAL INCOME FUND	Ticker Symbol:	GIFD

11 Hanover Square, New York, NY 10005

www.globalincomefund.net

January 15, 2009

Fellow Shareholders:

It is a pleasure to submit this 2008 Annual Report for Global Income Fund and to welcome our new shareholders who find the Fund’s quality approach to global income investing attractive. The primary and fundamental objective of the Fund is to provide a high level of income. The Fund’s secondary, non fundamental investment objective is capital appreciation. Global Income Fund currently pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities and closed end funds that invest significantly in income producing securities.

Market Report

2008 saw the global economy under pressure of historic proportions. In the United States, factory orders dropped 5.1% in October, the largest decrease since 2000 according to the U.S. Commerce Department. Further, U.S. employers cut 533,000 jobs in November, the most in 34 years, taking the unemployment rate to a 15 year high of 6.7%, according to the U.S. Labor Department. The Labor Department also reported that claims for unemployment benefits recently climbed over 4 million, the highest level since 1982. Reflecting the worsening employment situation a record of one in ten American homeowners with a mortgage were either at least a month behind on their payments or in foreclosure at the end of the third quarter, according to the Mortgage Bankers Association. One bright spot was the retreat in commodity and energy prices in the second half of the year, dampening prior concerns of growing near term inflation. Consumer prices in November dropped 1.7% — the largest amount since 1947. Also reducing living costs was the drop in rates on 30 year fixed mortgages to 5.06%, according to HSH Associates, the lowest since the 1960s.

To combat the appearance of what could be a prolonged and severe recession in the United States, the Federal Reserve Open Market Committee (FOMC) lowered the key federal funds interest rate repeatedly over the 2008 year, culminating in the unprecedented December 16 decision to lower the rate to a range of between 0% and 0.25% . The FOMC cited deteriorating labor market conditions and declining consumer spending, business investment, and industrial production, as well as strained financial markets and tight credit conditions, with the outlook for weak economic activity. With easier credit conditions, however, we expect inflation in the United States to resurface in the medium term. Also suggestive of future inflation is the Treasury Department’s $700 billion Troubled Asset Relief Plan and President-elect Obama’s massive economic stimulus measure combining federal spending with tax cuts, believed to potentially reach $1 trillion in size. We note that the U.S. federal budget deficit is expected to reach at least $1.2 trillion in 2009.

Europe is in a severe recession, as demonstrated by an industrial production decline of 7.7% in the 12 months ending November 2008, according to a report by Eurostat, the Statistical Office of the European Communities. Japan, the world’s second largest economy, is also back in recession. During its prior recession in the 1990’s, the Japanese government intervened with a stimulus policy that incurred enormous debt to build roads, bridges, and other large infrastructure. According to The Wall Street Journal, Japan spent approximately 150 trillion yen since 1998 on this failed policy – which is what the United States, China, and several other nations are currently pursuing to reinvigorate their economies. Japan is now considering tax cuts, toll reductions, and tax rebates. China’s growth, estimated at 13% in 2007 by its National Bureau of Statistics, is now forecasted to grow at only about 8% in 2009.

Global Allocation

Given this challenging economic environment, the Fund’s strategy in 2008 included holding its assets in primarily investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries and in closed end funds that invest significantly in income producing securities. At December 31, 2008, the Fund held securities of sovereign nations, corporations, and other organizations based in the United States, Netherlands, Canada, France, United Kingdom, Australia, Austria, Mexico, Germany, Hungary, Cyprus, Sweden, and South Korea. Excluding closed end funds, of these securities approximately 49% were denominated in Euros, 17% in U.S. dollars, 10% in Australian dollars, 3% in British pounds, and 4% in Canadian dollars. About 98% of the Fund’s bond investments are considered investment grade by actual or deemed rating. Closed end fund holdings comprised approximately 25% of the Fund’s investments.

Although in the first six months of 2008 the Fund had a net asset value total return of 3.98%, gratifying results for our flexible global allocation process, for the full year the return dropped to negative 14.94% . The Fund’s market total return for the year was negative 25.58%, reflecting an increased market price discount to net asset value. Recently, the Fund’s net asset value per share was $3.56 and closing market price was $2.94. While investment return and value will vary and shares of the Fund may subsequently be worth more or less than their original cost, this represents an opportunity for investors to purchase the Fund’s shares at a discount to their underlying value.

Distribution Policy

Under the current managed distribution policy, distributions of approximately 5% of the Fund’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. In 2008, distributions paid totaling $0.24 per share were 100% from net investment income. The estimated components of each quarterly distribution that include a potential return of capital are provided to shareholders of record in a notice accompanying the distributions. The managed distribution policy is subject to review by the Board of Directors and the amount of the distribution may vary depending on the Fund’s net asset value per share at the time of declaration.

Our view of the markets suggests that the Fund may benefit during 2009 from a quality portfolio selection strategy, investing globally in investments in multiple currencies and in closed end funds that invest significantly in income producing securities. We believe this approach provides a sound fixed income strategy for investors over the long term, as well. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill President

GLOBAL INCOME FUND, INC.	2

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2008

Principal Amount (a)			Value
		DEBT SECURITIES (81.18%)
		Australia (7.51%)
	$1,000,000	National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 (b)	$1,020,554
	$300,000	Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09 (b) (c)	302,439
A$	500,000	Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15	341,959
A$	500,000	Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12	361,202

			2,026,154
		Austria (5.43%)
	€1,000,000	Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11	1,465,457
		Canada (11.42%)
A$	1,300,000	Government of Quebec, 6.00% Senior Unsubordinated Notes, due 2/18/09	907,570
C$	1,000,000	HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10	801,320
C$	500,000	Molson Coors Capital Finance, 5.00% Guaranteed Notes, due 9/22/15	385,999
A$	1,350,000	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 (b)	987,082

			3,081,971
		Cyprus (2.68%)
	€500,000	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	722,455
		France (10.43%)
	€1,000,000	Elf Aquitaine, 4.50% Senior Unsubordinated Notes, due 3/23/09	1,392,871
	€1,000,000	Societe Nationale des Chemins de Fer Francais, 4.625%
		Euro Medium Term Notes, due 10/25/09	1,421,194

			2,814,065
		Germany (2.71%)
	£500,000	RWE Finance B.V., 4.625% Notes, due 8/17/10	730,859
		Hungary (2.37%)
	€500,000	Republic of Hungary, 4.00% Bonds, due 9/27/10	639,447
		Mexico (3.73%)
	$1,000,000	United Mexican States, 5.625% Notes, due 1/15/17 (b)	1,005,000
		Netherlands (17.99%)
	€500,000	Heineken N.V., 4.375% Bonds, due 2/04/10	698,611
	€1,000,000	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,361,847
	€1,000,000	Nederlandse Waterschapsbank, 4.00% Notes, due 2/11/09	1,391,899
	€1,000,000	Rabobank Nederland, 3.125% Senior Notes, due 7/19/10	1,400,324

			4,852,681
		South Korea (1.69%)
	$500,000	Korea Development Bank, 5.75% Notes, due 9/10/13	456,255
		Sweden (5.16%)
	€1,000,000	Kingdom of Sweden, 5.00% Eurobonds, due 1/28/09	1,392,335
		United Kingdom (8.83%)
	$1,000,000	National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 (b)	980,657
	€1,000,000	Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 (b)	1,401,515

			2,382,172

See notes to financial statements.	3	GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2008

Principal Amount (a)		Value
	United States (1.23%)
$387,425	CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 (b)	$332,607

	Total debt securities (cost: $21,642,829)	21,901,458

Shares
	CLOSED END FUNDS (25.37%)
	United States
20,000	40 l 86 Strategic Income Fund	125,000
10,100	ACM Managed Dollar Income Fund, Inc.	48,076
104,900	BlackRock Income Trust, Inc.	616,812
33,000	BlackRock Strategic Bond Trust	285,780
76,642	Dreman/Claymore Dividend & Income Fund	144,854
46,300	DWS Dreman Value Income Edge Fund, Inc.	186,126
20,000	DWS Multi-Market Income Trust	114,400
33,861	Evergreen Multi-Sector Income Fund. (b)	345,386
17,617	First Trust/Aberdeen Global Opportunity Income Fund	183,217
59,375	Flaherty & Crumrine/Claymore Preferred Securities Income Fund Inc.	460,156
54,000	Gabelli Dividend & Income Trust (b)	556,200
311,221	Helios Advantage Income Fund, Inc.	273,874
96,900	Helios Strategic Mortgage Income Fund, Inc.	581,400
150,000	Helios Total Return Fund, Inc. (b)	712,500
83,765	John Hancock Patriot Premium Dividend Fund II	594,732
150,000	Nuveen Multi-Strategy Income and Growth Fund	690,000
500	RMR Dividend Capture Fund	900
110,000	RMR Real Estate Fund	297,000
28,391	Tortoise North American Energy Corporation (b)	302,932
25,805	Western Asset Emerging Markets Debt Fund Inc. (b)	324,885

	Total closed end funds (cost: $10,799,016)	6,844,230

	PREFERRED STOCKS (1.46%)
	United States
4,000	BAC Capital Trust II, 7.00%	82,120
25,000	Corporate-Backed Trust Certificates, 8.20% (Motorola)	312,500

	Total preferred stocks (cost: $725,000)	394,620

	UNIT INVESTMENT TRUST (0.16%)
	Canada
43,100	PRT Forest Regeneration Income Fund (cost: $350,474)	43,768

	Total investments (cost: $33,517,319) (108.17%)	29,184,076
	Liabilities in excess of other assets (-8.17%)	(2,205,126)

	Net assets (100.00%)	$26,978,950

GLOBAL INCOME FUND, INC.	4	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2008

(a)	The principal amount is stated in U.S. dollars unless otherwise indicated.

Currency Symbols
A$	Australian Dollar
£	British Pound
C$	Canadian Dollar
€	Euro

(b)	Fully or partially pledged as collateral on bank credit facility.

(c)	These securities are exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities are considered liquid. Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09	9/16/03	$358,530	$300,000	$302,439	1.12%

See notes to financial statements.	5	GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments, at value (cost: $33,517,319)	$29,184,076
Interest receivable	710,942
Dividends receivable	82,266
Other assets	10,449

Total assets	29,987,733

LIABILITIES
Bank line of credit	2,910,487
Accrued expenses	66,852
Administrative services payable	16,365
Investment management fee payable	15,079

Total liabilities	3,008,783

NET ASSETS	$26,978,950

NET ASSET VALUE PER SHARE
(applicable to 7,403,877 shares outstanding: 20,000,000 shares of $.01 par value authorized)	$3.64

NET ASSETS CONSIST OF
Paid in capital	$33,230,993
Accumulated undistributed net investment income	523,989
Accumulated net realized loss on investments and foreign currencies	(2,405,570)
Net unrealized depreciation on investments and foreign currencies	(4,370,462)

$26,978,950

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest (net of $11,804 of foreign tax expense)	$1,094,197
Dividends	822,935
Dividends from affiliate	4,722
Securities lending income	108

Total investment income	1,921,962

EXPENSES
Investment management	224,672
Administrative services	112,348
Shareholder communications	45,493
Bookkeeping and pricing	38,585
Legal	26,297
Auditing	23,030
Custodian	16,536
Directors	16,470
Transfer agent	11,490
Other	8,942
Insurance	8,382
Interest and fees on bank credit facility	7,544

Total expenses	539,789
Expense reductions	(803)

Net expenses	538,986

Net investment income	1,382,976

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss):
Foreign currencies	917,137
Investments	(777,252)
Net unrealized depreciation:
Investments	(4,128,615)
Translation of assets and liabilities in foreign currencies	(2,713,494)

Net realized and unrealized loss on investments	(6,702,224)

Net change in net assets resulting from operations	$(5,319,248)

GLOBAL INCOME FUND, INC.	6	See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2008 and 2007

	2008	2007
OPERATIONS
Net investment income	$1,382,976	$964,509
Net realized gain on investments and foreign currency transactions	139,885	312,482
Unrealized appreciation (depreciation) of investments	(6,842,109)	2,024,944

Net increase (decrease) in net assets resulting from operations	(5,319,248)	3,301,935
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.24 and $0.17 per share, respectively)	(1,766,086)	(1,276,991)
Tax return of capital ($0.00 and $0.05 per share, respectively)	—	(350,108)

Decrease in net assets from distributions to shareholders	(1,776,086)	(1,627,099)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (5,164 and 5,141 shares, respectively)	16,910	20,365

Total change in net assets	(7,078,424)	1,695,201
NET ASSETS
Beginning of year	34,057,374	32,362,173

End of year	$26,978,950	$34,057,374

End of year net assets include undistributed net investment income	$523,989	$—

See notes to financial statements.	7	GLOBAL INCOME FUND, INC.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(5,319,248)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(9,524,614)
Net unrealized depreciation of investments and foreign currencies	6,842,109
Proceeds from sales of investment securities	6,655,719
Accretion of discount net of amortization of premium of investment securities	159,010
Net sales of short term investment securities	154,571
Net realized gain on sales of investment securities and foreign currencies	(139,885)
Decrease in interest receivable	87,921
Increase in dividends receivable	(56,241)
Decrease in accrued expenses	(11,117)
Increase in administrative services payable	7,505
Decrease in management fee payable	(5,091)
Increase in other assets	(1,950)

Net cash used in operating activities	(1,151,311)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowing on bank line of credit	2,910,487
Cash distributions paid	(1,759,176)

Net cash provided by financing activities	1,151,311

Net increase (decrease) in cash	—
CASH
Beginning of year	—

End of year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$8,594
Noncash financing activities not included herein consisted of reinvestment of distributions	$16,910

GLOBAL INCOME FUND, INC.	8	See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008

1.	Organization and Significant Accounting Policies

Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are quoted over the counter under the ticker symbol GIFD. Prior to April 7, 2008, the Fund’s shares were listed on the American Stock Exchange. The Fund’s investment objectives are primarily to provide a high level of income and, secondarily, capital appreciation. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Securities traded on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over the counter markets that are not also traded on a USNSE or on Nasdaq are generally valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Security Transactions – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Net realized gain or loss is determined on the identified cost basis, which is also used for federal income tax purposes.

9	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008 (CONTINUED)

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Net realized gain or loss is determined on the identified cost basis.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager or its affiliates serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses among the investment companies in the complex otherwise can be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances were used to reduce custodian expenses by $803 during the period.

Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed its tax positions taken on federal, state, and local income tax returns for all open tax years (tax years ended December 31, 2005 - 2008) and has concluded that no provision for income taxes is required in the Fund’s financial statements.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications – The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2.	Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2008, the Fund incurred total administrative costs of $112,348, comprised of $73,526 and $38,822 for compliance and accounting services, respectively.

GLOBAL INCOME FUND, INC.	10

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008 (CONTINUED)

3.	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the years ended December 31, 2008 and 2007 was as follows:

	2008	2007
Ordinary income	$1,776,086	$1,276,991
Return of capital	—	350,108

	$1,776,086	$1,627,099

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$529,017
Unrealized depreciation on investments and foreign currencies	(4,370,471)
Capital loss carryovers	(1,621,601)
Post-October losses	(788,988)

$(6,252,043)

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year.

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, permanent differences between book and tax accounting have been reclassified as follows:

Decrease in Accumulated Undistributed Net Investment Loss	Decrease in Accumulated Net Realized Loss on Investments and Foreign Currencies	Decrease in Paid in Capital
$917,099	$457,726	$(1,374,825)

As of December 31, 2008, the Fund had net capital loss carryovers of $1,621,601, of which $1,369,211, and $252,390 expire in 2010 and 2014, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4.	Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) on January 1, 2008. FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

Level 1	-	quoted prices in active markets for identical investments.

Level 2	-	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3	-	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

11	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008 (CONTINUED)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments:

Valuation Input	Investment in Securities
Level 1	$7,282,618
Level 2	21,901,458
Level 3	—

Total	$29,184,076

5.	Securities Transactions

Purchases and sales/repayments/maturities of securities, excluding short term investments, aggregated $9,524,614 and $6,647,193, respectively, for the year ended December 31, 2008. At December 31, 2008 for federal income tax purposes the aggregate cost of securities was $33,517,328 and net unrealized depreciation was $4,333,252, comprised of gross unrealized appreciation of $1,142,660 and gross unrealized depreciation of $5,475,912.

6.	Affiliated Issuer

During 2008, the Fund invested in Midas Perpetual Portfolio, Inc. (“MPERX”) (formerly Midas Dollar Reserves, Inc.), an open end management investment company advised by Midas Management Corporation (“MMC”) and distributed by Investor Service Center, Inc. (“ISC”), each an affiliate of the Investment Manager. As a shareholder, the Fund is subject to its proportional share of MPERX’s expenses, including its management and distribution fees. MMC and ISC have each contractually agreed with MPERX to waive their fees from April 29, 2008 to April 29, 2009. Prior to April 29, 2008, MMC and ISC voluntarily waived their fees. Transactions with affiliates for the year ended December 31, 2008 were as follows:

	Number of Shares Held
Name of Issuer	December 31, 2007	Gross Additions	Gross Reductions	December 31, 2008	Value December 31, 2008	Dividend Income	Realized Gains/ (Losses)
Midas Perpetual Portfolio, Inc.	71,367	7,121,553	7,192,920	—	$—	$4,722	$—

7.	Bank Credit Facility

The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility with State Street Bank & Trust Company (“SSB”), the Fund’s custodian. Foxby Corp. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by MMC. The aggregate amount of the credit facility is $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $25,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360 day year. At December 31, 2008, the Fund had $2,910,487 outstanding under the credit facility, collateralized by investment securities with a value of $8,271,757. For the year ended December 31, 2008, the Fund’s weighted average interest rate under the credit facility was 1.38% based on its balances outstanding during the period and the Fund’s average daily amount outstanding during the period was $683,347.

GLOBAL INCOME FUND, INC.	12

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008 (CONTINUED)

8.	Securities Lending

Through an agreement with SSB effective June 23, 2008, the Fund may lend its portfolio securities. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash or securities or both with a value at least equal to the securities on loan. The value of the loaned securities is determined each day at the close of business of the Fund, in accordance with the Fund’s valuation policies or, if applicable, by the valuation procedures established by the Fund’s Board of Directors, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. Both the Fund and SSB receive compensation relating to the lending of the Fund’s securities. The Fund had no securities on loan at December 31, 2008.

9.	Foreign Securities Risk

Investing in securities of foreign issuers involves special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10.	Capital Stock

At December 31, 2008, there were 7,403,877 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid in capital in connection with reinvestment of distributions for the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Shares issued	5,164	5,141
Increase in paid in capital	$16,910	$20,365

11.	Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the years ended December 31, 2008 and 2007, the Fund did not so repurchase any of its shares.

12.	Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

13.	Recently Issued Accounting Standards

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. The Fund does not expect FAS 161 to have a material impact on its financial statements.

13	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008 (CONCLUDED)

In September 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees (“FAS 133-1”) was issued and is effective for fiscal years ending after November 15, 2008. FAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative or group of credit derivatives presented on the Statement of Assets and Liabilities. The impact of FAS133-1 on the Fund’s financial statement disclosures, if any, is currently being assessed.

GLOBAL INCOME FUND, INC.	14

FINANCIAL HIGHLIGHTS

	Years Ended December 31,
	2008		2007	2006	2005	2004
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$4.60		$4.38	$4.33	$4.97	$5.16
Income from investment operations:
Net investment income	.19		.13	.13	.11	.11
Net realized and unrealized gain (loss) on investments	(.91)		.31	.20	(.47)	.25

Total income from investment operations	(.72)		.44	.33	(.36)	.36
Dilution from rights offering	—		—	—	—	(.21)
Less distributions:
Net investment income	(.24)		(.17)	(.13)	(.20)	(.25)
Return of capital	—		(.05)	(.15)	(.08)	(.09)

Total distributions	(.24)		(.22)	(.28)	(.28)	(.34)

Net asset value, end of period	$3.64		$4.60	$4.38	$4.33	$4.97

Market value, end of period	$2.70		$3.90	$4.18	$3.95	$4.82

Total Return (a)
Based on net asset value	(14.94)%		11.00%	8.43%	(6.95)%	3.57%
Based on market price	(25.58)%		(1.39)%	13.43%	(12.47)%	3.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,979		$34,057	$32,362	$31,975	$36,671
Ratio of total expenses to average net assets	1.68	%(b)	1.77%	1.89%	1.59%	1.66%
Ratio of net expenses to average net assets	1.68	%(b)	1.77%	1.89%	1.59%	1.67%
Ratio of net expenses excluding loan interest and fees to average net assets	1.66	%(b)	1.75%	1.87%	1.58%	1.66%
Ratio of net investment income to average net assets	4.31	%(b)	2.91%	2.71%	2.44%	2.49%
Portfolio turnover rate	21%		10%	17%	32%	97%

(a)	Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the clos- ing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calcula- tion does not reflect brokerage commissions, if any.

(b)	Does not include expenses incurred by the Acquired Funds in which the Fund invests.

See notes to financial statements.	15	GLOBAL INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc., including the schedule of portfolio investments as of December 31, 2008 and the related statement of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2009

GLOBAL INCOME FUND, INC.	16

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. Notice to shareholders of any change in the Fund’s secondary investment objective will be provided as required by law.

PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder’s personal information to be private and confidential. This describes the practices followed by us to protect our shareholders’ privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know such information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.globalincomefund.net.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.globalincomefund.net.

WWW.GLOBALINCOMEFUND.NET

Visit us on the web at www.globalincomefund.net. The site provides information about the Fund, including market performance, net asset value (“NAV”), dividends, press releases, and shareholder reports. For further information, please email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (“CEFA”). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

Additional Information (Unaudited)	17	GLOBAL INCOME FUND, INC.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Investment Company Act of 1940, as amended however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2009, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. After each fiscal year, a Form 1099-DIV will be sent to shareholders stating the amount and composition of distributions and providing information about their appropriate tax treatment.

DIVIDEND REINVESTMENT PLAN

Terms and Conditions of the

2008 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not a business day, the next business day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased

GLOBAL INCOME FUND, INC.	18	Additional Information (Unaudited)

in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on each of the five trading days the Shares traded ex-dividend immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund. Upon the Shareholder’s written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

Additional Information (Unaudited)	19	GLOBAL INCOME FUND, INC.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to the Shareholder.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

HISTORICAL DISTRIBUTION SUMMARY

Period	Investment Income	Return of Capital	Total
2008	$0.240	$0.000	$0.240
2007	$0.170	$0.050	$0.220
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

GLOBAL INCOME FUND, INC.	20	Additional Information (Unaudited)

STOCK DATA

Price (12/31/08)	$2.70
Net asset value (12/31/08)	$3.64
Discount	25.8%
Ticker symbol: GIFD

2009 DISTRIBUTION PAYMENT DATES

Declaration	Record	Payment
March 2	March 16	March 31
June 1	June 15	June 30
September 1	September 15	September 30
December 1	December 15	December 30

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	Illinois Stock Transfer Company
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.illinoisstocktransfer.com
1-212-344-6310	1-800-757-5755

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information (Unaudited)	21	GLOBAL INCOME FUND, INC.

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of the Fund. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director	Other Public Company Directorships Held by Director(2)
Class I:

PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	1997	5	0

Class II:

JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	5	0

Class III:

BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	5	0

Class IV:

THOMAS B. WINMILL(3) – He is President, Chief Executive Officer, and General Counsel of the Fund, the Investment Manager, the other investment companies (collectively, the “Investment Company Complex”) advised by the Investment Manager and its affiliates, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.	1997	5	0

GLOBAL INCOME FUND, INC.	22	Additional Information (Unaudited)

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director	Other Public Company Directorships Held by Director(2)
Class V:

BASSETT S. WINMILL(3) – He is Chairman of the Board of the Fund, the other investment company advised by the Investment Manager, and WCI. He is Chief Investment Strategist of the Investment Manager. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	1997	2	0

(1)	Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law or the Fund’s Charter or Bylaws.

(2)

Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.

(3)	He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past Five Years
Thomas O’Malley Born on July 22, 1958	Chief Accounting Officer, Chief Financial Officer, and Vice President since 2005. He is also Chief Accounting Officer, Chief Financial Officer, and Vice President of the Investment Company Complex, the Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

John F. Ramirez Born on April 29, 1977	Secretary, Chief Compliance Officer, and Vice President since 2005. He is also Secretary, Chief Compliance Officer, and Vice President of the Investment Company Complex, the Investment Manager, and WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company Complex, the Investment Manager, and WCI. He is a member of the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 10, 2008.

Additional Information (Unaudited)	23	GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND

11 Hanover Square

New York, NY 10005

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.globalincomefund.net, or a copy of the code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

                    The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2008 - $20,000
2007 - $18,500

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES
2008 - $2,000
2007 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2008 - $1,500
2007 - $3,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2008 - N/A
2007 - N/A

(e)

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s investment adviser, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided; (2) such services were not recognized as non-audit services at the time of the engagement; and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $22,500 and $23,500, respectively.

(h)

The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                    The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, and Peter K. Werner.

Item 6. Schedule of Investments.

                   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ISS Governance Services

2009 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines) January 15, 2009

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•           An auditor has a financial interest in or association with the company, and is therefore not independent;

•          There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•          Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

• Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and

•          Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

•          Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-Degree to which absences were due to an unavoidable conflict;

1 RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

2 In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

-Pattern of absenteeism; and

-Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•          Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•          The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•          The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•          The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•          The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•          The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•          The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•          At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•          The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•          The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•          The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•          The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•          The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•          There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•          There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•          The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•          Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
•	approves information sent to the board;
•	approves meeting agendas for the board;
•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•          A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•          The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-Egregious compensation practices;

-Multiple related-party transactions or other issues putting director independence at risk;

-Corporate and/or management scandals;

-Excessive problematic corporate governance provisions; or

-Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;
•	a supermajority vote requirement;
•	majority vote standard for director elections with no carve out for contested elections;
•	the inability of shareholders to call special meetings;
•	the inability of shareholders to act by written consent;
•	a dual-class structure; and/or
•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•          The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;

•          No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•          Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;

•          shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•          Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•          Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•          Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•          Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•          Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•          Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•          Comparison of company's governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•          The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and
•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•          The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and
•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•          The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•          The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•          The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•          The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•          Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-Inclusion of additional years of service not worked that result in significant payouts; -Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-Excessive “make whole” provisions; -Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive's termination in connection with performance failure;

-Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-          Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;
•
•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-           Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);
•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•          Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•          Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•
•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;
•

•          Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•          Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•          Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•          Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•          Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•          Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•          Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management's control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting--does the new option vest immediately or is there a black-out period?
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•          Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or
•	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company's analysis and voting recommendation to shareholders are persuasive;
•	What other companies have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company's business and the proportion of it affected by the resolution;

•          The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•          Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;
•	The existing disclosure of relevant policies;
•	Deviation from established industry norms;
•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
•	Whether the proposal focuses on specific products or geographic regions; and
•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•          The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•          There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,
•	The company’s current level of disclosure on lobbying strategy, and
•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•          There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•          The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

•          Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•          The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•          The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•          The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Item 8. Portfolio Managers of Closed End Management Investment Companies.

            The registrant’s portfolio is managed by the investment adviser’s Investment Policy Committee (“IPC”). The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past 5 Years
Thomas B. Winmill	Chairman

President, Chief Executive Officer, and General Counsel of the registrant, the investment adviser, the other investment companies (collectively, the “Investment Company Complex”) advised by the investment manager and its affiliates, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He has served as a member of the IPC since 1990 and, as the current Chairman of the IPC, helps establish general investment guidelines.

Bassett S. Winmill	Chief Investment Strategist	Chairman of the Board of the registrant, the other investment company advised by the investment adviser, and WCI.
John F. Ramírez	Director of Fixed Income

Secretary, Chief Compliance Officer, and Vice President of the registrant since 2005. He is also Secretary, Chief Compliance Officer, and Vice President of the Investment Company Complex, the investment adviser, and WCI. He previously served as

Compliance Administrator and Assistant Secretary of the Investment Company Complex, the investment adviser, and WCI.

Heidi Keating	Trading	Vice President of the registrant, the Investment Company Complex, the investment adviser, and WCI.

Each member of the IPC receives compensation for his or her services. As of December 31, 2008, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment adviser, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment adviser or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment adviser and its affiliates, and (ii) the financial performance of the investment adviser and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment adviser and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of parent of the investment adviser and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.  There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other (non-registrant) accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2008. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	1
	Assets (millions):	$94	N/A	$7
Bassett S. Winmill	Number:	2	N/A	N/A
	Assets (millions):	$22	N/A	N/A
John F. Ramírez	Number:	1	N/A	N/A
	Assets (millions):	$11	N/A	N/A
Heidi Keating	Number:	1	N/A	N/A
	Assets (millions):	$11	N/A	N/A

As of December 31, 2008, the dollar range of shares in the registrant beneficially owned by: Bassett S. Winmill was $10,001-$50,000; Thomas B. Winmill was $1-$10,000; John F. Ramírez was $1-$10,000; and Heidi Keating was $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.
By: /s/ Thomas B. Winmill
Thomas B. Winmill, President
Date: March 10, 2009

Global Income Fund, Inc.
By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer
Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.
By: /s/ Thomas B. Winmill
Thomas B. Winmill, President
Date: March 10, 2009

Global Income Fund, Inc.
By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer
Date: March 10, 2009